Exhibit 10.3

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

AMENDMENT #2 TO

AMENDED AND RESTATED BUSINESS TRANSFER AND SUBSCRIPTION AGREEMENT

THIS AMENDMENT #2 TO AMENDED AND RESTATED BUSINESS TRANSFER AND SUBSCRIPTION AGREEMENT (this “Amendment”) is made and entered into as of January 30, 2018 by and among ASTRAZENECA AB (PUBL), a company incorporated in Sweden under no. 556011-7482 (the “Sweden Seller”), ASTRAZENECA UK LIMITED, a company incorporated in England under no. 3674842 (the “UK Seller”), ASTRAZENECA PHARMACEUTICALS LP, a Delaware limited partnership (the “US Seller”, and together with the Sweden Seller and the UK Seller, the “AZ Entities”), ENTASIS THERAPEUTICS LIMITED, a private limited company incorporated in England and Wales (the “UK Company”), and ENTASIS THERAPEUTICS INC., a Delaware corporation and a wholly owned subsidiary of the UK Company (the “US Company”, and together with the UK Company, the “Companies”).  Capitalized terms not herein defined shall have the meanings ascribed to them in the Agreement (as defined below).

RECITALS

WHEREAS, the AZ Entities and the Companies previously entered into that certain Amended and Restated Business Transfer and Subscription Agreement (the “Agreement”), dated as of March 29, 2016, as amended on August 28, 2017, and the AZ Entities and the Companies have agreed to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and for other consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1

AMENDMENTS

1.1          Amendments to Agreement.

1.1.1       Exhibit 2.05(e)(1) to the Agreement is hereby replaced in its entirety to read as follows:

“1. AZD-0914 Royalty: The UK Company will pay the UK Seller and the Sweden Seller, in accordance with Section 2.05(e) of this Agreement, an amount calculated by multiplying (x) the percentage set forth under the heading “AZD-0914 Royalty” opposite the applicable amount of annual Net Sales of AZD-0914 Products set forth under the heading “Annual Net Sales of AZD-0914 Products” in the following table by (y) the applicable annual Net Sales of AZD-0914 Products:

Annual Net Sales Of AZD-0914	AZD-0914 Royalty
For that portion of annual Net Sales of AZD-0914 Products < $[*]	Lower of [*]% of Net Sales or [*]% of any royalties received by the Companies in respect of AZD-0914 or received by any of its assignees, as applicable.
For that portion of annual Net Sales of AZD-0914 Products > $[*] but < $[*]	Lower of [*]% of Net Sales or [*]% of any royalties received by the Companies in respect of AZD-0914 or received by any of its assignees, as applicable.
For that portion of annual Net Sales of AZD-0914 Products > $[*]	Lower of [*]% of Net Sales or [*]% of any royalties received by the Companies in respect of AZD-0914 or received by any of its assignees, as applicable.

Notwithstanding anything contained herein, sales of an AZD-0914 Product by the Global Antibiotic Research and Development Partnership outside of the countries set forth below (as revised from time to time) shall be considered Net Sales of an AZD-0914 Product for purposes of this Agreement, but shall not be Royalty bearing.  Upon written notice to the UK Seller, the UK Company shall advise the UK Seller of any changes to the list of countries set forth in this Exhibit 2.05(e)(1).

[*]

SECTION 2

MISCELLANEOUS

2.1          Entire Agreement.  This Amendment and the Agreement shall constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and thereof.

2.2.         Severability.  If any provision of this Amendment is found to be illegal or unenforceable, the other provisions shall remain effective and enforceable to the greatest extent permitted by law.

2.3          No Waiver.  Other than as expressly set forth herein, this Amendment does not waive or modify any portion of the Agreement, which otherwise remain in full force and effect.  No waiver of any provision of the Agreement or this Amendment is effective unless made in a writing signed by a duly authorized representative of each party.

2.4          Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be considered an original, and all of which, when taken together, shall constitute one and the same document.

{Remainder of Page Intentionally Left Blank}

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

EXECUTED and delivered	)

as a DEED by	)

ASTRAZENECA AB (PUBL))

acting by Yvonne Bertlin,	) /s/ Yvonne Bertlin

a director, in the presence of:	)

/s/ Ann-Christin Selin	Signature of Witness

Ann-Christin Selin	Name of Witness

BGN 3378	Address of Witness

SE-15185 SODERTALJE

SWEDEN

BUSINESS ADMINISTRATOR	Occupation of Witness

EXECUTED and delivered	)

as a DEED by	)

ASTRAZENECA UK LIMITED	)

acting by Alistair Collins,	) /s/ Alistair Collins

a director, in the presence of:	)

/s/ Michelle Lau	Signature of Witness

Michelle Lau	Name of Witness

ACADEMY HOUSE	Address of Witness

136 HILLS ROAD

CAMBRIDGE CB28PA

COMPANY SECRETARIAL ASSISTANT	Occupation of Witness

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXECUTED and delivered	)

as a DEED by	)

ASTRAZENECA PHARMACEUTICALS LP	)

acting by Mariam Koohdary,	) /s/ Mariam Koohdary

an authorized signatory, in the presence of:	)

/s/ Carol C. Denis	Signature of Witness

Carol C. Denis	Name of Witness

1800 Concord Pike	Address of Witness

Wilmington DE

19803

Sr. Administrative	Occupation of Witness
Coordinator

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXECUTED and delivered	)

as a DEED by	)

ENTASIS THERAPEUTICS	)

LIMITED	)

acting by Manoussos Perros,	) /s/ Manoussos Perros

a director, in the presence of:	)

/s/ Michael Gutch	Signature of Witness

Michael Gutch	Name of Witness

35 Gatehouse Drive	Address of Witness

Waltham, MA 02457

CFO/CBO	Occupation of Witness

EXECUTED and delivered	)

as a DEED by	)

ENTASIS THERAPEUTICS INC.	)

acting by Manoussos Perros,	) /s/ Manoussos Perros

a director, in the presence of:	)

/s/ Michael Gutch	Signature of Witness

Michael Gutch	Name of Witness

35 Gatehouse Drive	Address of Witness

Waltham, MA 02457

CFO/CBO	Occupation of Witness

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.